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                                                                    EXHIBIT 10.2

                              SEVENTH AMENDMENT TO
                   CREDIT AGREEMENT AND CONSENT TO ACQUISITION


          THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT TO ACQUISITION (the "Amendment and Consent") is made and dated as of the 23rd day of July, 1998, by and among SANWA BANK CALIFORNIA ("Sanwa") and IMPERIAL BANK, as the current Lenders under the Credit Agreement referred to below (and as the term "Lenders" and capitalized terms not otherwise defined herein are used in the Credit Agreement), SANWA, in its capacity as Agent for the Lenders, and EQUITY MARKETING, INC., a Delaware corporation (the "Company").


                                    RECITALS

          A.Pursuant to that certain Credit Agreement dated as of January 26, 1996, by and among the Agent, the Lenders and the Company (as amended from time to time, the "Credit Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

          B.The Company desires to acquire substantially all of the assets of Contract Marketing, Inc., a Massachusetts corporation ("CMI"), and U.S. Import & Promotions Co., a Florida corporation ("USIP"), used in the operation of each such corporation's promotional products business (the "CMI/USIP Acquisitions") on the terms and subject to the conditions set forth in those certain Asset Purchase Agreements, each dated as of July 23, 1998 by and among the Company and the respective seller and the sole shareholders of each of CMI and USIP (the "Acquisition Agreements") and has requested the Agent and the Lenders to consent to the Acquisitions as required pursuant to the Credit Agreement.

          C.The Agent and the Lenders desire to set forth herein the terms and conditions of such consent and, with the agreement of the Company, to amend the Credit Agreement in certain respects as set forth more particularly below.

          NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    AGREEMENT

          1. Consent to CMI/USIP Acquisitions. On the terms and subject to the conditions set forth herein, effective as of the Effective Date (as defined in Paragraph 8 below) the Agent and each of the Lenders hereby consent to the CMI/USIP Acquisitions on the terms set forth in the Acquisition Agreements.

          2. Modification of Maturity Date. To reflect the agreement of the parties hereto to modify the current Maturity Date, effective as of the Effective Date the definition of "Maturity Date" set forth in Paragraph 12 of the Credit Agreement is hereby amended to read in its entirety as follows:



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          "'Maturity Date' shall mean the earlier of: (a) December 31, 1999, and
(b) the date the Lenders terminate their obligation to make further Loans hereunder pursuant to Paragraph 9 above."

          3. Pricing Modification. To reflect the agreement of the parties to modify the pricing applicable to Loans outstanding under the Credit Agreement, effective as of the Effective Date:

               (a)The definition of "Applicable COF Rate" as set forth in Paragraph 12 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "'Applicable COF Rate' shall mean with respect to any Interest Period for any COF Loan, the COF Rate for such Interest Period plus the Applicable COF Spread."

               (b) Subparagraph (2) of Paragraph 1(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

               "(2) with respect to each Loan which is a Reference Rate Loan, at the Applicable Reference Rate during the applicable computation period."

               (c) The following new definitions are hereby added, in correct alphabetical order, to Paragraph 12 of the Credit Agreement to read in their entirety as follows:

               "'Applicable Reference Rate' shall mean for any interest calculation period for any Reference Rate Loan, the daily average Reference Rate in effect during such calculation period plus the Applicable Reference Rate Spread."

                    "'Applicable COF Spread' shall mean: (a) to but not
               including July 23, 1998, one and three quarters percent (1.75%),
               (b) from and including July 23, 1998 to and including the date of receipt by the Agent of the covenant compliance certificate required to be delivered pursuant to Paragraph 7(a)(3) above in connection with the delivery of the Company's annual financial statements pursuant to Paragraph 7(a)(1) above for the fiscal year ending December 31, 1998, two and one quarter of one percent (2.25%), and (c) thereafter, two percent (2.00%)."

                    "'Applicable Reference Rate Spread' shall mean: (a) to but not including July 23, 1998, zero percent (0.00%), (b) from and including July 23, 1998 to and including the date of receipt by the Agent of the covenant compliance certificate required to be delivered pursuant to Paragraph 7(a)(3) above in connection with the delivery of the Company's annual financial statements pursuant to Paragraph 7(a)(1) above for the fiscal year ending December 31, 1998, one quarter of one percent (0.25%), and (c) thereafter, zero percent (0.00%)."

          4. New Leased Premises. To reflect the agreement of the Agent and the Lenders to permit the Company to enter into a new lease and to consolidate its existing facilities, effective as of the Effective Date:



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               (a) Paragraph 6(b) is hereby amended to add the phrase "and subsequent replacement leases entered into consistent with the terms of this Agreement" immediately prior to the period at the end thereof.

               (b) Subparagraph (8) of Paragraph 8(b) is hereby amended to read in its entirety as follows:

                    "(8) Indebtedness incurred in connection with occupancy leases requiring rental and other payments in an amount not to exceed $2,500,000.00 in the aggregate during any fiscal year;"

          5. Financial Covenants. To reflect the agreement of the parties to modify certain of the financial covenants contained in the Credit Agreement and to add an additional financial covenant thereto, effective as of the Effective
Date:

               (a) Paragraph 8(i) of the Credit Agreement is hereby amended to read in its entirety as follows:

     "8(i) Minimum Tangible Net Worth. Permit: (1) the Company's tangible net worth as of the last day of any calendar quarter to be less than the sum of: (i) for each calendar quarter ending prior to the consummation of the CMI/USIP Acquisitions, $20,000,000.00 and for each calendar quarter thereafter $9,700,000.00, plus, in each case (ii) on a cumulative basis (with no deduction for losses) for each calendar quarter after September 30, 1998, (y) seventy-five percent (75%) of the Company's net profit after taxes during such calendar quarter plus (z) seventy-five percent (75%) of the net proceeds of any additional equity shares or subordinated debt issued by the Company; or (2) the Company's consolidated tangible net worth as of the last day of any calendar quarter to be less than the sum of (i) for each calendar quarter ending prior to the consummation of the CMI/USIP Acquisitions, $20,000,000.00 and for each calendar quarter thereafter $9,700,000.00, plus, in each case (ii) on a cumulative basis (with no deduction for losses) for each calendar quarter after September 30, 1998,
     (y) seventy five percent (75%) of the Company's consolidated net profit after taxes during such calendar quarter plus (z) seventy five percent (75%) of the net proceeds of any additional equity shares or subordinated debt issued by the Company or its subsidiaries."

               (b) Paragraph 8(j) is hereby amended to read in its entirety as follows:
     "8(j) Ratio of Total Liabilities to Net Worth. (1) Permit the Company's ratio of total liabilities (including outstanding letters of credit) to tangible net worth or the Company's ratio of consolidated total liabilities (including outstanding letters of credit) to consolidated tangible net worth to be more than: (i) as of the last day of each calendar quarter ending prior to the consummation of the CMI/USIP Acquisitions, 3.00:1.00,
     (ii) if the consummation of the CMI/USIP Acquisitions shall have occurred prior to such date, as of September 30, 1998, 6.50:1.00, (iii) if the Consummation of the CMI/USIP Acquisitions shall have occurred prior to such date, as of December 31, 1998, 3.70:1.00, and (iv) if the consummation of the CMI/USIP Acquisition shall have occurred, as of the last day of each calendar quarter commencing March 31, 1999, 3.00:1.00; or
     (2) permit the Company's ratio of total liabilities (excluding outstanding letters of credit) to tangible net worth or the Company's ratio of consolidated total liabilities (excluding outstanding letters of credit) to consolidated tangible net worth to be more than: (i) as



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     of the last day of each calendar quarter ending prior to the consummation of the CMI/USIP Acquisitions, 2.25:1.00, (ii) if the consummation of the CMI/USIP acquisitions shall have occurred prior to such date, as of September 30, 1998, 6.20:1.00, (iii) if the consummation of the CMI/USIP Acquisitions shall have occurred prior to such date, as of December 31, 1998, 3.50:1.00, and (iv) if the consummation of the CMI/USIP Acquisition shall have occurred, as of the last day of each calendar quarter commencing March 31, 1999, 2.75:1.00."
               (c) Paragraph 8(k) is hereby amended to read in its entirety as follows:

     "8(k) Minimum Current Ratio. Permit the Company's ratio of current assets to current liabilities (excluding indebtedness permitted under paragraph 8(b)(7) above), or the Company's ratio of consolidated current assets to consolidated current liabilities (excluding indebtedness permitted under paragraph 8(b)(7) above), to be less than: (1) as of the last day of each calendar quarter ending prior to the consummation of the CMI/USIP Acquisitions, 1.25:1.00, (2) if the consummation of the CMI/USIP Acquisitions shall have occurred prior to such date, as of September 30, 1998, 1.00:1.00, (3) if the consummation of the CMI/USIP Acquisitions shall have occurred prior to such date, as of December 31, 1998, 1.00:1.00, and
     (4) if the consummation of the CMI/USIP Acquisition shall have occurred, as of the last day of each calendar quarter commencing March 31, 1999,l 1.15:1.00."
               (d) Paragraph 8(l) is hereby amended to read in its entirety as follows:

               "8(l) Minimum Coverage Ratios. Permit as of the last day of any calendar quarter:
                    (1) The ratio of: (i) EBITDA of the Company during such
               quarter and the immediately preceding three calendar quarters to
               (ii) interest expense of the Company during such four calendar quarters, to be less than 3.00:1.00, or
                    (2) The ratio of (i) EBITDA of the Company and its
               consolidated subsidiaries during such quarter and the immediately preceding three calendar quarters to (ii) interest expense of the Company and its consolidated subsidiaries during such four calendar quarters to be less than 3.00:1.00, or
                    (3) The ratio of (i) funded debt of the Company during such quarter to (ii) EBITDA of the Company during such quarter and the immediately preceding three calendar quarters to be less than (y) 2.00:1.00 for the calendar quarter ending September 30, 1998, or
               (z) 1.75:1.00 for any calendar quarter thereafter, or
                    (4) The ratio of (i) funded debt of the Company and its
               consolidated subsidiaries during such quarter to (ii) EBITDA of the Company and its consolidated subsidiaries during such quarter and the immediately preceding three calendar quarters to be less than (y) 2.00:1.00 for the calendar quarter ending September 30, 1998, or (z) 1.75:1.00 for any calendar quarter thereafter."
               (e) The following new definitions are hereby added, in correct alphabetical order, to Paragraph 12 of the Credit Agreement to read in their entirety as follows:

               "'CMI/USIP Acquisitions' shall mean the acquisition by the Company of substantially of the assets of Contract Marketing, Inc., a Massachusetts corporation, and U.S. Import & Promotions Co., a Florida corporation, used in the operation of each such corporation's promotional products business on the terms and subject to the conditions set forth in those certain asset purchase agreements, each dated as of July 23, 1998 by and among the Company and the respective seller and the sole shareholders of each of the sellers."

               "'Funded Debt' shall mean for any person for any period all indebtedness for borrowed money outstanding during such period.

          6. Reaffirmation of Security Agreement. The Company hereby affirms and



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agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment and Consent shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Secured Parties under the Security Agreement or any other document or instrument made or given by the Company in connection therewith, (b) the term "Obligations" as used in the Security Agreement includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby and (c) the Security Agreement remains in full force and effect.

          7. Reaffirmation of Guaranty. By executing this Amendment and Consent as provided below, Corinthian Marketing, Inc. ("Corinthian") affirms and agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment and Consent shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Corinthian or the rights of the Agent and the Lenders under that certain Continuing Guaranty and under that certain Subsidiary Security Agreement, each dated as of April 24, 1998, executed by Corinthian or any other document or instrument made or given by the Corinthian in connection therewith, (b) the term "Obligations" as used in the Loan Documents includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby and (c) such Continuing Guaranty and Subsidiary Security Agreement remain in full force and effect.

          8. Effective Date. This Amendment and Consent shall be effective as of the date (the "Effective Date") that the Agent receives each of the following:

               (a) A duly executed copy of this Amendment and Consent, which may be a counterpart copy, from each party hereto;

               (b) A copy of each of the final form of the Acquisition Agreements, certified by an Approved Financial Officer as complete and correct;

               (c) From the Company, such corporate resolutions, incumbency certificates and other authorizations as the Agent may request; and

               (d) For distribution to the Lenders in accordance with their respective Percentage Shares, in immediately available funds, an amendment fee of $25,000.00.

If the CMI/USIP Acquisitions shall not have been consummated and the Effective Date occurred on or before August 15, 1998, then this Amendment and Consent shall, at the option of the Agent and the Lenders as evidenced by a notice to such effect given by the Agent to the Company, terminate and be of no further force or effect.

          9. Representations and Warranties. Each of the Company and Corinthian, as to itself, hereby represents and warrants to the Agent and the Lenders as follows:

               (a) Such Person has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and Consent and has taken all necessary corporate action to authorize such execution, delivery and performance.



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               (b) This Amendment and Consent has been duly executed and
delivered on behalf of such Person and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms.

               (c) At and as of the date of execution hereof and at and as of the Effective Date and both prior to and after giving effect hereto: (1) the representations and warranties of such Person contained in the Credit Agreement and the other Loan Documents to which such Person is party are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default.

               (d) Upon consummation of the closing of the CMI/USIP Acquisitions, the Company will have acquired and will own free and clear of any right, title, claim or interest, by way of security interest or otherwise all registered patents, trademarks and copyrights included in the "Intellectual Property" (as defined n the Acquisition Agreements), which registered patents, trademarks and copyrights are accurately and completely described on Exhibit A attached hereto (the "Registered Intellectual Property") and, with respect to all Registered Intellectual Property registered in the United States and such other Registered Intellectual Property as the Lenders may request, will promptly take such actions as are necessary to: (1) reflect such ownership interest in all applicable filing offices, including, without limitation, the U.S. Patent and Trademark Office, and (2) record in such offices such documents, instruments and agreements as are necessary to reflect the first priority, perfected security interest of the Agent for the benefit of the Lenders therein.

          10. No Other Amendment. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.

          11. Counterparts. This Amendment and Consent may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be executed as of the day and year first above written.



                                            EQUITY MARKETING, INC.,
                                            a Delaware corporation



                                            By      /s/  S.P. Robeck
                                                  -------------------------

                                            Name    S.P. Robeck
                                                  -------------------------

                                            Title   Chairman, Co-CEO
                                                  -------------------------





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                                            SANWA BANK CALIFORNIA, as Agent and
                                            as a Lender



                                            By  /s/ S.L. Skelton
                                               _________________________________

                                            Name  S.L. Skelton
                                                 _______________________________

                                            Title  VP
                                                  ______________________________


                                            IMPERIAL BANK, as a Lender



                                            By  /s/ Jeff Colvin
                                               _________________________________

                                            Name  Jeff Colvin
                                                 _______________________________

                                            Title  SVP
                                                 ______________________________



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ACKNOWLEDGED AND AGREED TO as of the day and year first above written:


CORINTHIAN MARKETING, INC.
a Delaware corporation



By   /s/ S.P. Robeck
   _______________________________

Name  S.P. Robeck
     _____________________________

Title Chairman, Co-CEO
      ____________________________



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